PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Oct. 31, 2011
Property, Plant and Equipment, Net [Abstract]
Property, Plant and Equipment

	October 31,
	2011	2010
	(in millions)
Land	$138	$137
Buildings and leasehold improvements	1,271	1,268
Machinery and equipment	833	793
Software	370	377
Total property, plant and equipment	2,612	2,575
Accumulated depreciation and amortization	(1,606)	(1,595)
Property, plant and equipment, net	$1,006	$980